SHAREHOLDER LETTER


Dear Shareholder:

This semiannual report for Franklin Templeton International Trust, which consists of Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund, covers the period ended April 30, 2001.

During the six months under review, economies around the world reeled from the one-two punch of rising interest rates in early 2000 and foundering equity markets. After every major country's central bank raised rates in an effort to prevent economies from overheating, equity markets broke down and economies stalled. As a result, global output is expected to slow to 3.2% in 2001 after growing by 4.8% in 2000, the sharpest year-to-year slowdown since the oil crisis of 1974.(1)

Yet, in early 2001, many central banks reversed course and, following the U.S. Federal Reserve Board's (the Fed's) lead, began lowering rates to pump some life into their countries' economies. Even Japan's Central Bank cut rates from 0.15% to almost 0.0%, as it began its zero interest-rate policy. The European Central Bank (ECB) was one of the lone standouts, deciding to maintain rates as the weak euro helped push up inflation to 2.6% in March, well above the ECB's 2.0% target. Toward the end of the period, these efforts seemed to begin


1.   Source: International Monetary Fund, World Economic Outlook, 4/01.



CONTENTS


Shareholder Letter ........................................................    1


Fund Reports

  Templeton Foreign Smaller Companies Fund ................................    4


  Templeton Pacific Growth Fund ...........................................   10


  Financial Highlights & Statements of Investments ........................   18

  Financial Statements ....................................................   32


  Notes to Financial Statements ...........................................   36



FUND CATEGORY
[PYRAMID GRAPHIC]

"Continuing a trend that began in March 2000, value-oriented stocks significantly outperformed their growth counterparts."



to take effect, as many economies appeared to stabilize. Turkey and Argentina were the exceptions, as political infighting in Turkey scared away investors and Argentina's 31-month-long recession dragged on.

World equity markets generally trended with that of the U.S., an inevitable consequence of the closely linked global economy. Most markets continued their downward slide in the final months of 2000 and saw a reprieve in January, only to reach fresh lows in March 2001. However, March was the nadir for many markets, as equities in France, Germany, the U.K. and Japan rebounded strongly in the final six weeks of the period. Following the Fed's unanticipated half-point rate cut on April 18, equity markets in the U.S., South Korea, Singapore, Mexico and Brazil joined the other markets and began posting impressive positive performances.

Despite the U.S. economy's ills, the U.S. dollar remained strong versus other currencies during the period. Although domestic economic growth was clearly slowing, many investors felt the U.S. still offered the safest haven in this time of economic uncertainty.

Continuing a trend that began in March 2000, value-oriented stocks significantly outperformed their growth counterparts. Likewise, mid- and small-capitalization stocks did substantially better than large caps, in sharp contrast to the late 1990s. Conversely, many Internet-related and technology stocks, often considered growth stocks, performed poorly during the period.

On the following pages, you will find detailed discussions about Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund. Although the Funds have different investment objectives and strategies, their managers share a dedication to the principles of careful stock selection, broad diversification and constant professional supervision. For specific information about the Funds, including the effect market conditions and management strategies had on their performance, please refer to the Funds' reports following this letter.

We thank you for your continued support, welcome your questions and comments, and look forward to serving your investment needs in the years to come.

Sincerely,


/s/ Rupert H. Johnson, Jr.


Rupert H. Johnson, Jr.
President
Franklin Templeton International Trust

TEMPLETON FOREIGN
SMALLER COMPANIES FUND


GEOGRAPHIC DISTRIBUTION
Templeton Foreign Smaller Companies Fund
Based on Total Net Assets
4/30/01

[PIECHART GRAPHIC PLOTPOINTS]

Europe                                                                     56.4%
Asia                                                                       30.7%
North America                                                               6.9%
Latin America                                                               4.0%
Australia & New Zealand                                                     1.6%
Short-Term Investments & Other Net Assets                                   0.4%


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of smaller companies -- those with market capitalizations of less than $1.5 billion -- located outside the United States.
--------------------------------------------------------------------------------


This semiannual report for Templeton Foreign Smaller Companies Fund covers the period ended April 30, 2001. During the six months under review, investor attention focused on the U.S. economy's health, amid growing evidence of a slowdown. Investors were initially hopeful that the U.S. Federal Reserve Board's (the Fed's) interest rate cuts would be sufficient to deliver a swift return to solid economic growth. However, as the period wore on, deteriorating economic data and a stream of corporate earnings disappointments took an inevitable toll on investor confidence. As a result, all major stock markets fell during the six-month period, most of them significantly.

The likelihood that Europe's economies would grow quicker than that of the U.S. in 2001 initially helped to boost the euro's value against the U.S. dollar. However, this subsequently reversed, amid fears that the European Central Bank had been too slow to cut interest rates and economic growth might



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 22.

decelerate more than expected. In Latin America, Argentina's financial problems had an adverse impact on investor sentiment in the whole region, with Brazil particularly hard hit.

For much of the period, technology, media and telecommunications (TMT) stocks led markets lower, as investors became concerned with high valuations among the large number of negative earnings surprises. We firmly believe that cash and earnings, not revenues, should be the principal bases of valuation. As such, our exposure to the TMT sectors was relatively small, benefiting the Fund during the period.

Small companies continued to perform well relative to their larger peers. This was not surprising given the valuation discount of the former to the latter, as in turbulent markets, stocks with high valuations are at greatest risk. Within this environment, Templeton Foreign Smaller Companies Fund - Class A produced a -0.04% cumulative total return for the six months ended April 30, 2001, as shown in the Performance Summary beginning on page 8.

During the period, a number of Fund positions performed particularly well. These included Canadian insurer NorthWest Company Fund Trust, German clothing manufacturer Hugo Boss, British retailer Debenhams, British food products supplier Geest, Australia miner Iluka Resources, Mexican airport operator Grupo Aeroportuario, Dutch health care provider OPG, and Indian diversified financial services company Housing Development Finance Corp. However, the Fund was not immune from companies that announced disappointing earnings and saw their stock prices decline. Among these, Bermuda-based insurance provider Mutual Risk, Swiss machinery manufacturer Swisslog and British auto component provider Laird stood out.



TOP 10 INDUSTRIES
Templeton Foreign Smaller Companies Fund
4/30/01

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Specialty Retail                                                            8.9%

Banks                                                                       8.0%

Multiline Retail                                                            7.8%

Marine                                                                      5.7%

Diversified Financials 5.5%

Health Care Providers
& Services                                                                  4.3%

Household Durables                                                          4.0%

Commercial Services
& Supplies                                                                  3.8%

Machinery                                                                   3.8%

Electrical Equipment                                                        3.6%

TOP 10 EQUITY HOLDINGS
Templeton Foreign
Smaller Companies Fund
4/30/01

COUNTRY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Giordano International Ltd.                                                 4.8%
Specialty Retail, Hong Kong

SA des Galeries Lafayette                                                   4.1%
Multiline Retail, France

Dah Sing Financial Holdings Ltd.                                            3.5%
Banks, Hong Kong

Li & Fung Ltd.                                                              3.0%
Distributors, Hong Kong

Debenhams PLC                                                               2.8%
Multiline Retail, U.K.

Hugo Boss AG, pfd.                                                          2.5%
Textiles & Apparel, Germany

Geest PLC                                                                   2.3%
Food Products, U.K.

OPG Groep NV                                                                2.2%
Health Care Providers
& Services, Netherlands

Gehe AG                                                                     2.1%
Health Care Providers
& Services, Germany

Housing Development
Finance Corp. Ltd.                                                          1.9%
Diversified Financials, India


Looking forward, the degree to which the U.S. economy slows, and the length of any slowdown, will have a significant impact on all of the world's geographic regions, not just the U.S. For example, a downturn in the U.S. economy will affect Asian countries that generate significant exports to the U.S., such as South Korea and Taiwan. It is also important to Europe, although a more significant part of exports are intra-region.

In the coming months, we will continue to focus on company fundamentals as the basis for stock selection, as we believe this is the correct approach in the recent, uncertain economic environment and volatile markets. In addition, given the still significant divergence in valuations between the small- and large-cap sectors, we remain convinced that tremendous upside potential is possible for small-cap stocks internationally. We will focus our search on companies we think are able to avert the threat of pricing pressure to the small business by focusing on value-added rather than commodity products. We expect our exposure to the TMT sectors to be very selective, although we will not hesitate in adding companies with viable long-term business plans. Continued market volatility should be helpful in unearthing these companies.

Of course, there are special risks associated with global investments in smaller companies, and these risks are heightened in emerging markets. These include political, social and economic uncertainties, price volatility, illiquidity, currency fluctuation and limited product lines, markets, or financial and management resources. In addition, emerging markets are relatively small and less liquid. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has increased 1,807% in the past 13 calendar years, but has suffered 3 quarterly declines of more than 20% during that time.(1) The short-term price volatility of smaller companies and emerging markets can be disconcerting, and declines in excess of 50% are not unusual in emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.


/s/ Simon Rudolph

Simon Rudolph
Portfolio Manager
Templeton Foreign Smaller Companies Fund



(1.) Source: Standard & Poor's Micropal. Based on quarterly percentage price change over 13 years ended 3/31/01. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged MSCI Mexico Free Index reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreign investors.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

TEMPLETON FOREIGN
SMALLER COMPANIES FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/2/97, Fund shares were offered at a lower initial sales charge. Thus, actual total returns would have been higher.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE        4/30/01       10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.44         $ 13.98        $ 14.42
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                            $0.3557
Long-Term Capital Gain                     $0.0886
                                           -------
        Total                              $0.4443

CLASS B                                     CHANGE        4/30/01       10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.43         $ 13.85        $ 14.28
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                            $0.2854
Long-Term Capital Gain                     $0.0886
                                           -------
        Total                              $0.3740

CLASS C                                     CHANGE        4/30/01       10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.43         $ 13.90        $ 14.33
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                            $0.2770
Long-Term Capital Gain                     $0.0886
                                           -------
        Total                              $0.3656

ADVISOR CLASS                               CHANGE        4/30/01       10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.46         $ 13.99        $ 14.45
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                            $0.3784
Long-Term Capital Gain                     $0.0886
                                           -------
        Total                              $0.4670

PERFORMANCE


                                                                        SINCE
                                                                      CHANGES IN
                                                                      INVESTMENT
                                                          INCEPTION    POLICIES
CLASS A                     6-MONTH    1-YEAR    5-YEAR   (9/20/91)  (10/1/96)(5)
--------------------------------------------------------------------------------
Cumulative Total Return(1)    -0.04%    -6.34%   +27.13%   +117.79%     +24.07%
Avg. Ann. Total Return(2)     -5.79%   -11.70%    +3.69%     +7.77%      +3.47%
Value of $10,000
Investment(3)               $ 9,421   $ 8,830   $11,985   $ 20,528     $11,690
Avg. Ann
Total Return (3/31/01)(4)              -18.81%    +3.22%     +7.25%      +2.34%


                                                                       INCEPTION
CLASS B                                    6-MONTH        1-YEAR       (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   -0.40%        -7.00%       +16.40%
Average Annual Total Return(2)               -4.28%       -10.61%        +5.55%
Value of $10,000 Investment(3)             $  9,572      $ 8,939       $11,340
Avg. Ann. Total Return (3/31/01)(4)                       -17.79%        +3.32%


                                                                      INCEPTION
CLASS C                                  6-MONTH         1-YEAR        (7/1/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  -0.53%         -7.14%         +2.98%
Average Annual Total Return(2)              -2.45%         -8.99%         +0.69%
Value of $10,000 Investment(3)         $    9,755     $    9,101     $   10,198
Avg. Ann. Total Return (3/31/01)(4)                       -16.30%         -1.13%

                                                                         SINCE
                                                                      CHANGES IN
                                                                       INVESTMENT
                                                           INCEPTION    POLICIES
ADVISOR CLASS(6)             6-MONTH   1-YEAR    5-YEAR    (9/20/91)  (10/1/96)(5)
--------------------------------------------------------------------------------
Cumulative Total Return(1)    -0.02%    -6.18%    +29.23%   +121.38%     +26.39%

Avg. Ann. Total Return(2)     -0.02%    -6.18%     +5.26%     +8.62%      +5.25%

Value of $10,000
Investment(3)               $ 9,998   $ 9,382   $ 12,923   $ 22,138     $ 12,639

Avg. Ann
Total Return (3/31/01)(4)              -13.73%     +4.79%     +8.10%      +4.13%


For updated performance figures, see "Prices and at Performance" franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 10/1/96, the Fund's name was changed from Franklin International Equity Fund to Templeton Foreign Smaller Companies Fund, and the Fund, which until that date invested predominantly in large capitalization foreign equity securities, shifted its emphasis to smaller capitalization foreign equity securities.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +15.85% and +3.46%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

TEMPLETON PACIFIC GROWTH FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Pacific Growth Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities that trade on Pacific Rim markets, as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.
--------------------------------------------------------------------------------


This semiannual report for Templeton Pacific Growth Fund covers the period ended April 30, 2001. During the six months under review, most Asian economies produced gains in terms of gross domestic product (GDP), but generally began to decelerate by first quarter 2001 amid waning consumption, business investment and exports. Investor attention focused on the U.S. economy's condition and growing evidence of significant deceleration there. Investors were initially hopeful that U.S. Federal Reserve Board interest rate cuts would be sufficient to deliver a swift return to historical economic growth levels. However, deteriorating economic data and a stream of corporate earnings downgrades took an inevitable toll on investor confidence, sending reverberations throughout much of the world. As a result, most major stock markets fell quite significantly during the reporting period, including those along the Pacific Rim except Australia and New Zealand.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 29.

Within this environment, Templeton Pacific Growth Fund - Class A produced a -15.59% cumulative total return for the six months ended April 30, 2001, as shown in the Performance Summary beginning on page 16. The Fund's benchmark, the Morgan Stanley Capital International (MSCI(R)) Pacific Index, produced a -10.06% total return for the same period.(1)

The Fund's relative performance once again hinged, crucially, on the performance of the Japanese stock market, which constitutes approximately 80% of the MSCI Pacific Index. During the reporting period the Japanese market performed well relative to its peers, but was still down in absolute terms. There were a number of catalysts for this performance, including the Bank of Japan's decisions to reduce interest rates and target inflation with aggressive monetary policy. More recently, the resignation of the deeply unpopular Prime Minister Mori and the surprise April election of the self-styled maverick, Junichiro Koizumi, gave hope that the reform process will speed up. In the first four months of 2001, investors appeared drawn to Japan by a belief that the stock market's valuation was becoming more attractive compared to those of the U.S. and Europe. Frankly, this is an argument that we found difficult to justify. However, many investors, the majority of whom are underweighted in Japan compared to the benchmark, moved into the market, driven by this top-down approach. Within the Fund, Komatsu and Fuji Photo are two examples of Japanese stocks that performed well. We subsequently sold all of our Fuji position. However, as our Japanese stake is less than 30% of the portfolio, it hindered the Fund's performance relative to the index.



TOP 10 EQUITY HOLDINGS
Templeton Pacific Growth Fund
4/30/01

COMPANY                          % OF TOTAL
INDUSTRY, COUNTRY                NET ASSETS
-------------------------------------------
Nippon Telegraph &
Telephone Corp.                        3.6%
Telecommunications Services,
Japan

Nomura Securities Co. Ltd.             3.5%
Diversified Financials, Japan

Komatsu Ltd.                           3.5%
Machinery, Japan

Samsung Electronics Co. Ltd.           3.4%
Semiconductor Equipment
& Products, South Korea

Cheung Kong Holdings Ltd.              3.4%
Real Estate, Hong Kong

HSBC Holdings PLC                      3.2%
Banks, Hong Kong

DBS Group Holdings Ltd.                2.9%
Banks, Singapore

Ono Pharmaceutical Co. Ltd.            2.9%
Pharmaceuticals, Japan

Matsushita Electric
Industrial Co. Ltd.                    2.8%
Household Durables, Japan

BHP Ltd.                               2.8%
Metals & Mining, Australia



1. Source: MSCI. The unmanaged MSCI Pacific Index includes over 400 companies in the five countries of Australia, Hong Kong, Japan, New Zealand and Singapore. Securities in the index are weighted according to their market capitalization (shares outstanding times price). The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 INDUSTRIES
Templeton Pacific Growth Fund
4/30/01

                                  % OF TOTAL
                                  NET ASSETS
--------------------------------------------
Real Estate                             3.3%

Banks                                   9.4%

Diversified Telecommunication
Services                                7.7%

Household Durables                      4.8%

Metals & Mining                         4.6%

Computers & Peripherals                 4.0%

Electronic Equipment
& Instruments                           3.9%

Diversified Financials                  3.5%

Electric Utilities                      3.5%

Machinery                               3.4%


We have for some years found it difficult to uncover value in Japan. However, things are changing slowly and we are hopeful that this will allow us to unearth some bargain stocks.

Elsewhere by country, the Fund's relatively heavy exposure to Singapore performed poorly, particularly interest rate sensitive stocks. Although this group had done well in 2000's fourth quarter, the momentum did not carry through to the first four months of 2001. Investor worries also extended to Malaysia, where there were currency concerns, as well as worries about the prospect of large 2001 equity issuance that may offer scant impetus to push the Malaysian equity market higher. Conversely, most of the Fund's Australian and South Korean holdings performed well.

By industry, technology, media and telecommunications (TMT) shares continued to lead worldwide markets lower for much of the reporting period, as investors became increasingly wary of extremely high valuations and a seemingly endless string of negative corporate earnings surprises. Most related holdings in the Fund also suffered similar declines. We firmly believe that cash and earnings, not revenues, should be the principal basis of valuation. As such, our exposure to the TMT sectors was very selective, although we did not hesitate to add companies with what we considered to be viable long-term business plans. We believe continued market volatility should at least be helpful in unearthing such companies among the fallout.

Looking forward, the length and breadth to which the U.S. economy slows, which remains uncertain, will have a significant impact on all geographic regions. In Asia, a U.S. economic slump impacts countries that generate significant export trade with it, especially Japan, South Korea and Taiwan. The region is, however, also very sensitive to events in Japan, another major trading partner.

Japan remains of particular interest in these times of rapid transition and reform. Restructuring is definitely happening on a company level. However, it is a Japanese-style restructuring, based on evolution and not revolution. We do not expect to see wholesale, U.S.-style layoffs. Headcount reductions will come through natural attrition, because companies are traditionally loath to layoff employees in Japan. They will find other ways to reduce costs, with supply chain management a major priority. However, many companies are shedding non-core businesses and there is a greater appreciation for the benefits of outsourcing, mergers and acquisitions, and strategic ventures with international companies. We are also seeing many Japanese companies talking the language that investors want to hear much more than before. The question is how much will translate into action. Despite any recent progress, we find it difficult to believe that companies really will make a quantum leap in such factors as return on equity, and other progressions, in the short term, and we find that their stories are full of contradictions.

As such, our investment philosophy in Japan and the Pacific Rim as a whole will continue to focus on company fundamentals as the basis for stock selection as we seek to provide attractive long-term returns for our shareholders. We believe that this is the correct approach amid the currently uncertain economic environment and in volatile equity markets. In addition, given the still significant divergence in valuations between the small- and large-capitalization sectors, we remain convinced that there is tremendous upside potential for small-cap stocks internationally. We will focus our search on companies able to avert the threat of pricing pressure to the small business by focusing on value-added rather than commodity products.


GEOGRAPHIC DISTRIBUTION
Templeton Pacific Growth Fund
Based on Total Investments
4/30/01

[BAR CHART]

Japan                      30.2%
Hong Kong                  17.4%
South Korea                11.8%
Australia                   7.6%
Singapore                   6.0%
India                       3.1%
New Zealand                 2.8%
Short-Term Investments
& Other Net Assets         21.1%

Of course, it is important to remember that investing in foreign markets concentrated in a single region involves special considerations not associated with more broadly diversified investments, such as market and currency volatility and adverse economic, social and political developments in the region and countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. In addition, investing in an emerging market means accepting a certain amount of volatility, and, in some cases, the consequences of severe market corrections. For example, Taiwan's equity market has increased 640% in the last 15 years, but has suffered 12 quarterly declines of more than 15% during that time.(2) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.



/s/ Simon Rudolph

Simon Rudolph
Portfolio Manager
Templeton Pacific Growth Fund



2. Source: Taiwan Weighted Index. Based on the quarterly percentage price change over 15 years ended 3/31/01. The Taiwan Weighted Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. Returns are measured in U.S. dollar terms and do not include reinvested dividends.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective December 2000, Simon Rudolph assumed lead portfolio manager responsibilities for investments in Templeton Pacific Growth Fund.

Simon Rudolph, ACA, is Senior Vice President of Portfolio Management and Research, and joined Templeton in 1997 as a portfolio manager and research analyst. He currently is senior vice president and has research responsibility for beverages; tobacco; food, personal and household products; and joint coverage of small-cap consumer goods industries. Mr. Rudolph also has country coverage of India, and joint coverage of Japan.

Mr. Rudolph has been a securities analyst since 1986. Prior to joining Templeton, he was executive director at Morgan Stanley and was responsible for continental European insurance companies.

Mr. Rudolph earned his Bachelor of Arts degree in economic history from Durham University, England. He is a chartered accountant (ACA) and a member of the Institute of Chartered Accountants of England and Wales.
--------------------------------------------------------------------------------

TEMPLETON PACIFIC GROWTH FUND


PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE         4/30/01    10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$1.33          $7.00       $8.33

DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                          $0.0350

CLASS C                                 CHANGE         4/30/01    10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$1.29          $6.92       $8.21

ADVISOR CLASS                           CHANGE         4/30/01    10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$1.35          $7.09       $8.44

DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                          $0.0653

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* Past fee waivers and expense reimbursements by the Fund's managers increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PERFORMANCE


                                                                      INCEPTION
CLASS A                                 6-MONTH    1-YEAR    5-YEAR   (9/20/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              -15.59%   -32.52%   -51.72%    -12.24%

Average Annual Total Return(2)          -17.36%   -36.43%   -14.56%    - 1.95%

Value of $10,000 Investment(3)          $ 7,954   $ 6,357   $ 4,552    $ 8,272

Avg. Ann. Total Return (3/31/01)(4)               -43.89%   -14.69%    - 2.47%

                                                                      INCEPTION
CLASS C                                 6-MONTH    1-YEAR    3-YEAR    (1/2/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              -15.71%   -32.95%   -22.08%    -53.04%

Average Annual Total Return(2)           -8.25%   -34.25%    -8.29%    -16.21%

Value of $10,000 Investment(3)          $ 8,264   $ 6,575   $ 7,715    $ 4,650

Avg. Ann. Total Return (3/31/01)(4)               -42.11%   -11.74%    -17.45%

                                                                      INCEPTION
ADVISOR CLASS(5)                        6-MONTH    1-YEAR    5-YEAR   (9/20/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              -15.30%   -32.24%   -50.57%    -10.15%

Average Annual Total Return(2)          -15.30%   -32.24%   -13.14%     -1.11%

Value of $10,000 Investment(3)          $ 8,470   $ 6,776   $ 4,943    $ 8,985

Avg. Ann. Total Return (3/31/01)(4)               -40.25%   -13.27%     -1.63%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -50.85% and -15.13%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights



TEMPLETON FOREIGN SMALLER COMPANIES FUND


                                                                                         CLASS A
                                                        ----------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                         APRIL 30, 2001   ----------------------------------------------------------
                                                          (UNAUDITED)       2000        1999        1998         1997        1996
                                                        ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the period)
Net asset value, beginning of period ................      $  14.42       $  14.43    $  12.33    $  15.06     $  14.18    $  13.23
                                                        ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income...............................           .10            .31         .24         .26          .27         .35
 Net realized and unrealized gains (losses) .........          (.09)          (.05)       2.13       (2.08)        1.64        1.88
                                                        ----------------------------------------------------------------------------
Total from investment operations ....................           .01            .26        2.37       (1.82)        1.91        2.23
                                                        ----------------------------------------------------------------------------
Less distributions from:
 Net investment income...............................          (.36)          (.27)       (.27)       (.24)        (.32)       (.25)
 Net realized gains .................................          (.09)            --          --        (.67)        (.71)      (1.03)
                                                        ----------------------------------------------------------------------------
Total distributions .................................          (.45)          (.27)       (.27)       (.91)       (1.03)      (1.28)
                                                        ----------------------------------------------------------------------------
Net asset value, end of period ......................      $  13.98       $  14.42    $  14.43    $  12.33     $  15.06    $  14.18
                                                        ============================================================================

Total Return* .......................................          (.04)%         1.71%      19.51%     (12.64)%      14.25%      18.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................      $ 76,714       $ 99,179    $102,684    $113,964     $121,619    $ 67,967
Ratios to average net assets:
 Expenses ...........................................          1.65%**        1.58%       1.65%       1.48%        1.48%       1.53%
 Expenses, excluding waiver and payments
  by affiliate.......................................          1.65%**        1.58%       1.65%       1.50%        1.58%       1.53%
 Net investment income ..............................          1.40%**        1.99%       1.78%       1.23%        2.01%       2.50%
Portfolio turnover rate .............................         16.55%         37.22%      18.76%      22.82%       33.62%      40.46%

*  Total return does not reflect sales commissions and is not annualized.
** Annualized.
+ Based on average weighted shares outstanding effective year ended October 31, 1999.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)



TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)




                                                                 CLASS B
                                                 -----------------------------------------
                                                 SIX MONTHS ENDED   YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2001    ----------------------
                                                   (UNAUDITED)        2000          1999+
                                                 -----------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........     $ 14.28         $ 14.35       $ 12.44
                                                 -----------------------------------------
Income from investment operations:
 Net investment income ........................         .06             .22           .08
 Net realized and unrealized gains (losses) ...        (.12)           (.08)         1.89
                                                 -----------------------------------------
Total from investment operations ..............        (.06)            .14          1.97
                                                 -----------------------------------------
Less distributions from:
 Net investment income ........................        (.28)           (.21)         (.06)
 Net realized gains ...........................        (.09)             --            --
                                                 -----------------------------------------
Total distributions ...........................        (.37)           (.21)         (.06)
                                                 -----------------------------------------
Net asset value, end of period ................     $ 13.85         $ 14.28       $ 14.35
                                                 =========================================
Total Return* .................................        (.40)%           .91%        15.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $   555         $   482       $   201
Ratios to average net assets:
 Expenses .....................................        2.44%**         2.37%         1.99%**
 Net investment income ........................         .90%**         1.42%          .59%**
Portfolio turnover rate .......................       16.55%          37.22%        18.76%


* Total return does not reflect the contingent deferred sales charge and is not annualized.
** Annualized.
+  For the period January 1, 1999 (effective date) to October 31, 1999.
++ Based on average weighted shares outstanding.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)


TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)




                                                                     CLASS C
                                                  -----------------------------------------------
                                                  SIX MONTHS ENDED      YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2001   -----------------------------
                                                     (UNAUDITED)      2000       1999      1998+
                                                  -----------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........       $ 14.33       $ 14.36    $ 12.32    $ 14.23
                                                  -----------------------------------------------
Income from investment operations:
 Net investment income ........................           .04           .18        .13        .01
 Net realized and unrealized gains (losses) ...          (.11)         (.04)      2.11      (1.92)
                                                  -----------------------------------------------
Total from investment operations ..............          (.07)          .14       2.24      (1.91)
                                                  -----------------------------------------------
Less distributions from:
 Net investment income ........................          (.27)         (.17)      (.20)        --
 Net realized gains ...........................          (.09)           --         --         --
                                                  -----------------------------------------------
Total distributions ...........................          (.36)         (.17)      (.20)        --
                                                  -----------------------------------------------
Net asset value, end of period ................       $ 13.90       $ 14.33    $ 14.36    $ 12.32
                                                  ===============================================

Total Return* .................................          (.53)%         .94%     18.46%    (13.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $   936       $   894    $   631    $   450
Ratios to average net assets:
 Expenses .....................................          2.44%**       2.36%      2.40%      2.54%**
 Net investment income ........................           .65%**       1.18%       .94%      1.08%**
Portfolio turnover rate .......................         16.55%        37.22%     18.76%     22.82%

* Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
** Annualized.
+  For the period July 1, 1998 (effective date) to October 31, 1998.
++ Based on average weighted shares outstanding effective year ended October 31, 1999.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)


TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)


                                                                              ADVISOR CLASS
                                                        ------------------------------------------------------------
                                                        SIX MONTHS ENDED             YEAR ENDED OCTOBER 31,
                                                         APRIL 30, 2001    -----------------------------------------
                                                          (UNAUDITED)        2000       1999       1998       1997+
                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period ................       $ 14.45        $ 14.45    $ 12.34    $ 15.09     $ 14.00
                                                        ------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................           .11            .35        .26        .32         .20
 Net realized and unrealized gains (losses) .........          (.10)          (.05)      2.14      (2.13)        .98
                                                        ------------------------------------------------------------
Total from investment operations ....................           .01            .30       2.40      (1.81)       1.18
                                                        ------------------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.38)          (.30)      (.29)      (.27)       (.09)
 Net realized gains .................................          (.09)            --         --       (.67)         --
                                                        ------------------------------------------------------------
Total distributions .................................          (.47)          (.30)      (.29)      (.94)       (.09)
                                                        ------------------------------------------------------------
Net asset value, end of period ......................       $ 13.99        $ 14.45    $ 14.45    $ 12.34     $ 15.09
                                                        ============================================================

Total Return* .......................................          (.02)%         2.01%     19.81%    (12.55)%      8.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................       $ 7,174        $10,708    $ 9,841    $12,402     $ 3,726
Ratios to average net assets:
 Expenses ...........................................          1.44%**        1.38%      1.43%      1.31%       1.24%**
 Expenses, excluding waiver and payments by affiliate          1.44%**        1.38%      1.43%      1.33%       1.36%**
 Net investment income ..............................          1.55%**        2.31%      1.94%      1.43%       2.66%**
Portfolio turnover rate .............................         16.55%         37.22%     18.76%     22.82%      33.62%


*  Total return is not annualized.
** Annualized.
+  For the period January 2, 1997 (effective date) to October 31, 1997.
++ Based on average weighted shares outstanding effective year ended October 31, 1999.


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)

TEMPLETON FOREIGN SMALLER COMPANIES FUND                COUNTRY                      SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 96.0%
*AIRLINES 1.1%
 Grupo Aeroportuario del Sereste, B, ADR ......           Mexico                     51,500              $934,725
                                                                                                        ---------

 AUTO COMPONENTS .9%
 Laird Group PLC ..............................       United Kingdom                270,560               803,268
                                                                                                        ---------

 BANKS 8.0%
 Dah Sing Financial Holdings Ltd. .............          Hong Kong                  549,600             2,994,999
 Erste Bank der Oester Sparkassen AG ..........           Austria                    25,565             1,392,060
 Laurentian Bank of Canada ....................           Canada                     92,100             1,642,395
 Vontobel Holding AG, B ......................         Switzerland                      445               818,255
                                                                                                        6,847,709
                                                                                                        ---------
 BEVERAGES 1.4%
 Grupo Continental SA. ........................           Mexico                    954,710             1,239,709
                                                                                                        ---------
 BUILDING PRODUCTS 2.0%
 Novar PLC ....................................       United Kingdom                348,484               802,763
 Uralita SA ...................................            Spain                    149,431               890,251
                                                                                                        ---------
                                                                                                        1,693,014
                                                                                                        ---------
 CHEMICALS 3.5%
*Elementis PLC ...............................       United Kingdom                430,000               470,661
 Energia e Industrias Aragonesas Eia SA .......            Spain                   196,000               827,114
 Schuttersveld NV .............................         Netherlands                 58,795               865,269
 Yule Catto & Company PLC .....................       United Kingdom               286,600               789,379
                                                                                                       ---------
                                                                                                       2,952,423
                                                                                                       ---------
 COMMERCIAL SERVICES & SUPPLIES 3.8%
 Arcadis NV ...................................         Netherlands                 189,602             1,563,250
 GTC Transcontinental Group Ltd., B ...........           Canada                    100,000             1,270,420
 Observer AB, B ...............................           Sweden                     49,200               411,956
                                                                                                        ---------
                                                                                                        3,245,626
                                                                                                        ---------
*COMPUTERS & PERIPHERALS 1.1%
 ATI Technologies Inc. ........................           Canada                    165,000               928,897
                                                                                                        ---------
 CONSTRUCTION & ENGINEERING 1.3%
 Kurita Water Industries Ltd. .................            Japan                     75,000             1,079,451
                                                                                                        ---------
 CONSTRUCTION MATERIALS 1.7%
 Gujarat Ambuja Cements Ltd. ..................            India                    403,350             1,485,754
                                                                                                        ---------
 DISTRIBUTORS 3.0%
 LI & Fung Ltd. ...............................          Hong Kong                1,331,000             2,525,811
                                                                                                        ---------
 DIVERSIFIED FINANCIALS 5.5%
 Athlon Groep NV ..............................         Netherlands                  66,820               906,359
 BPI Socieda de Gestora Participacoes Socias SA          Portugal                   403,920             1,160,227
 Housing Development Finance Corp. Ltd. .......            India                    133,780             1,646,182
 Kempen & Co. NV ..............................         Netherlands                  18,400             1,001,587
                                                                                                        ---------
                                                                                                       4,714,355
                                                                                                        ---------

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND                     COUNTRY                      SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRICAL EQUIPMENT 3.6%
   Draka Holding NV .............................             Netherlands                  16,600      $   815,305
   Halla Climate Control Co. Ltd. ...............             South Korea                  53,700        1,190,615
   Twentsche Kabel Holdings NV ..................             Netherlands                  37,711        1,109,963
                                                                                                         ---------
                                                                                                         3,115,883
                                                                                                         ---------
   ELECTRONIC EQUIPMENT & INSTRUMENTS 3.0%
   Dae Duck Electronics Co. Ltd. ................             South Korea                 168,266        1,284,034
   Kardex AG, Br. ...............................             Switzerland                   2,857          838,236
   Varitronix International Ltd. ................              Hong Kong                  592,000          440,262
                                                                                                         ---------
                                                                                                         2,562,532
                                                                                                         ---------
   FOOD & DRUG RETAILING 1.7%
   North West Company Fund ......................                Canada                   148,750        1,427,961
                                                                                                         ---------
   FOOD PRODUCTS 3.1%
   Geest PLC ....................................            United Kingdom               218,700        1,924,432
   Kamps AG .....................................               Germany                    73,250          714,336
                                                                                                         ---------
                                                                                                         2,638,768
                                                                                                         ---------
   GAS UTILITIES 1.1%
   Gas Authority of India Ltd., GDR, 144A .......                India                    142,500          961,875
                                                                                                         ---------
   HEALTH CARE EQUIPMENT & SUPPLIES 1.1%
   Moulin International Holdings Ltd. ...........              Hong Kong               12,285,000          929,369
                                                                                                         ---------
   HEALTH CARE PROVIDERS & SERVICES 4.3%
   Gehe AG ......................................               Germany                    43,980        1,754,178

   OPG Groep NV .................................             Netherlands                  55,550        1,886,189
                                                                                                         ---------
                                                                                                         3,640,367
                                                                                                         ---------
   HOUSEHOLD DURABLES 4.0%
   Bang & Olufsen AS, B .........................               Denmark                    32,970        1,077,029
   Sangetsu Co. Ltd. ............................                Japan                     63,000          836,362
   Techtronic Industries Co. Ltd. ...............              Hong Kong                6,266,000        1,526,529
                                                                                                         ---------
                                                                                                         3,439,920
                                                                                                         ---------
   HOUSEHOLD PRODUCTS 1.0%
   McBride PLC ..................................            United Kingdom             1,160,160          888,077
                                                                                                         ---------

   INDUSTRIAL CONGLOMERATES 3.0%
   Aalberts Industries NV .......................             Netherlands                  71,680        1,585,517
  *Aalberts Industries NV, trading cpn., 4/17/01              Netherlands                  71,680           29,867
   Cookson Group PLC ............................            United Kingdom               399,380          922,864
                                                                                                         ---------
                                                                                                         2,538,248
                                                                                                         ---------
   INSURANCE .8%
   Mutual Risk Management Ltd. ..................               Bermuda                   101,550          656,013
                                                                                                         ---------
   MACHINERY 3.8%
   METSO OYJ ....................................               Finland                   162,660        1,643,948
   Swisslog Holding AG ..........................             Switzerland                   2,650          710,292
   Weir Group PLC ...............................             United Kingdom              239,730          934,690
                                                                                                         ---------
                                                                                                         3,288,930
                                                                                                         ---------

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND           COUNTRY              SHARES            VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   MARINE 5.7%
   Koninklijke Nedlloyd Groep NV ...........        Netherlands              69,660       $ 1,574,803
   Orient Overseas International Ltd. ......         Hong Kong            3,629,000         1,582,075
   Sea Containers Ltd., A ..................       United Kingdom            37,900           576,080
   Stolt Nielsen SA, ADR ...................           Norway                66,800         1,114,127
                                                                                           ----------
                                                                                            4,847,085
                                                                                           ----------
   MEDIA 1.0%
   South China Morning Post Ltd. ...........         Hong Kong            1,300,000           833,440
                                                                                           ----------

   METALS & MINING 1.5%
   Iluka Resources Ltd. ....................         Australia              520,100         1,306,951
                                                                                           ----------

   MULTILINE RETAIL 7.8%
   Debenhams PLC ...........................       United Kingdom           374,900         2,361,530

   Sa des Galeries Lafayette ...............           France                20,600         3,473,603

   Takashimaya Co. Ltd. ....................           Japan                111,000           786,214
                                                                                           ----------
                                                                                            6,621,347
                                                                                           ----------
   PHARMACEUTICALS 2.1%
   Ono Pharmaceutical Co. Ltd. .............           Japan                 26,000           932,367
   Orion Yhtyma OYJ, B .....................          Finland                50,900           916,044
                                                                                           ----------

                                                                                            1,848,411
                                                                                           ----------
  *REAL ESTATE .4%
   Corporacion Geo SA, Series B ............           Mexico               404,000           327,603
                                                                                           ----------

   ROAD & RAIL 1.9%
   Stagecoach Holdings PLC .................       United Kingdom         1,177,110           989,472
   Transportes Azkar SA ....................           Spain                112,950           595,807
                                                                                           ----------
                                                                                            1,585,279
                                                                                           ----------
   SPECIALTY RETAIL 8.9%
   Best Denki Co. Ltd. .....................           Japan                137,000           621,039
   Bilia AB, A .............................           Sweden               115,500           691,583
   Danske Traelast AS ......................          Denmark                11,580           894,124
   Dickson Concepts International Ltd. .....         Hong Kong            1,374,000           484,485
   Giordano International Ltd. .............         Hong Kong            7,834,000         4,068,175
   Lex Service PLC .........................       United Kingdom           114,510           874,910
                                                                                           ----------
                                                                                            7,634,316
                                                                                           ----------
   TRADING COMPANIES & DISTRIBUTORS 1.8%
   Internatio-Muller NV ....................        Netherlands              62,500         1,498,821
                                                                                           ----------
  *WIRELESS TELECOMMUNICATION SERVICES 1.1%
   Millicom International Cellular SA ......         Luxembourg              34,000           924,800
                                                                                           ----------
   TOTAL COMMON STOCKS (COST $75,813,857) ..                                               81,966,738
                                                                                           ----------

24

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND                                COUNTRY            SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 3.6%

Hugo Boss AG, pfd. .............................................        Germany              7,210     $  2,128,541

Telemig Celular Participacoes SA, ADR, pfd. ....................         Brazil             23,728          901,667
                                                                                                         ----------
TOTAL PREFERRED STOCKS (COST $1,698,918) .......................                                          3,030,208
                                                                                                         ----------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $77,512,775)                                         84,996,946
                                                                                                         ----------


                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                            ------
(a) REPURCHASE AGREEMENT (COST $2,074,000) 2.4%
Dresdner Bank AG, 4.45% 5/01/01 (Maturity Value $2,074,256)
Collateralized by U.S. Treasury Bills, Notes and Bonds and U.S.
Government Agency Securities                                          United States        $ 2,074,000         2,074,000
TOTAL INVESTMENTS (COST $79,586,775) 102.0% ...................                                               87,070,946
OTHER ASSETS, LESS LIABILITIES (2.0%) .........................                                               (1,691,944)
                                                                                                            ------------
TOTAL NET ASSETS 100.0% .......................................                                             $ 85,379,002
                                                                                                            =============

*        Non-income producing securities
(a) At April 30, 2001, all repurchased agreements held by the fund had been entered into on the last business day of the month.

                       See noted to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS

TEMPLETON PACIFIC GROWTH FUND

                                                                        CLASS A
                                            ---------------------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                       YEAR ENDED OCTOBER 31,
                                             APRIL 30, 2001   ---------------------------------------------------------------------
                                              (UNAUDITED)        2000          1999           1998         1997          1996
                                            ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
period)
Net asset value, beginning of period ......     $  8.33         $ 10.20       $  7.83       $ 10.88       $ 14.50       $ 14.11
                                            ---------------------------------------------------------------------------------------

Income from investment operations:
 Net investment income (loss) .............        (.01)            .03           .01           .13           .14           .12

 Net realized and unrealized gains (losses)       (1.28)          (1.90)         2.42         (2.98)        (3.65)         1.41
                                            ---------------------------------------------------------------------------------------
Total from investment operations ..........       (1.29)          (1.87)         2.43         (2.85)        (3.51)         1.53
                                            ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................        (.04)             --          (.06)         (.13)         (.11)         (.21)
 Net realized gains .......................          --              --            --          (.07)           --          (.93)
                                            ---------------------------------------------------------------------------------------
Total distributions .......................        (.04)             --          (.06)         (.20)         (.11)        (1.14)
                                            ---------------------------------------------------------------------------------------
Net asset value, end of period ............     $  7.00         $  8.33       $ 10.20       $  7.83       $ 10.88       $ 14.50
                                            =======================================================================================
Total return* .............................      (15.59)%        (18.33)%       31.23%       (26.37)%      (24.42)%       11.27%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........     $30,774         $59,292       $73,160       $42,200       $40,958       $59,740
Ratios to average net assets:
 Expenses .................................        2.23%**         1.81%         1.92%         1.90%         1.63%         1.52%

 Net investment income (loss) .............        (.31)%**         .31%          .10%         1.43%          .97%         1.06%

Portfolio turnover rate ...................       39.38%          36.56%        39.33%        19.61%        24.79%        13.48%

*    Total return does not reflect sales commissions and is not annualized.

**   Annualized.

+ Based on average weighted shares outstanding effective year ended October 31, 1999.
 26

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

TEMPLETON PACIFIC GROWTH FUND (CONT.)

                                                                          CLASS C
                                                    ------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED                       YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2001   -------------------------------------------------------------
                                                      (UNAUDITED)          2000           1999           1998           1997
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
 Net asset value, beginning of period .........        $   8.21         $  10.15       $   7.80       $  10.81       $  15.10
                                                    ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) .................            (.04)            (.05)          (.07)           .08            .05
 Net realized and unrealized gains (losses) ...           (1.25)           (1.89)          2.45          (2.92)         (4.31)
                                                    ------------------------------------------------------------------------------
Total from investment operations ..............           (1.29)           (1.94)          2.38          (2.84)         (4.26)
                                                    ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................              --               --           (.03)          (.10)          (.03)
 Net realized gains ...........................              --               --             --           (.07)            --
                                                    ------------------------------------------------------------------------------
Total distributions ............................             --               --           (.03)          (.17)          (.03)
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ................        $   6.92         $   8.21       $  10.15       $   7.80       $  10.81
                                                    ==============================================================================

Total return* .................................          (15.71)%         (19.11)%        30.61%        (26.47)%       (28.28)%



RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $  6,742         $  7,605       $ 11,925       $  6,183       $  2,307
Ratios to average net assets:
 Expenses .....................................            3.00%**          2.60%          2.70%          2.63%          2.48%**
 Net investment income (loss) .................           (1.05)%**         (.51)%         (.71)%          .67%           .93%**
Portfolio turnover rate .......................           39.38%           36.56%         39.33%         19.61%         24.79%


* Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**  Annualized.
 + For the period January 2, 1997 (effective date) to October 31, 1997. ++ Based on average weighted shares outstanding effective year ended
    October 31, 1999.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

TEMPLETON PACIFIC GROWTH FUND (CONT.)

                                                                                       ADVISOR CLASS
                                                    ------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED                       YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2001   -------------------------------------------------------------
                                                      (UNAUDITED)         2000             1999           1998           1997+
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........     $    8.44         $   10.31       $    7.88       $   10.88       $   15.10
                                                    ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) .................            --***            .04             .04             .15             .12

 Net realized and unrealized gains (losses) ...         (1.28)            (1.91)           2.46           (2.93)          (4.30)
                                                    ------------------------------------------------------------------------------
Total from investment operations ..............         (1.28)            (1.87)           2.50           (2.78)          (4.18)
                                                    ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.07)               --            (.07)           (.15)           (.04)
 Net realized gains ...........................            --                --              --            (.07)             --
                                                    ------------------------------------------------------------------------------
Total distributions ...........................          (.07)               --            (.07)           (.22)           (.04)
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ................     $    7.09         $    8.44       $   10.31       $    7.88       $   10.88
                                                    ==============================================================================
Total return* .................................        (15.30)%          (18.14)%         32.15%         (25.68)%        (27.74)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $     845         $   1,286       $   7,252       $   1,454       $   1,357
Ratios to average net assets:
 Expenses .....................................          2.02%**           1.61%           1.71%           1.62%           1.48%**
 Net investment income (loss) .................          (.09)%**           .33%            .40%           1.78%           1.55%**

Portfolio turnover rate .......................         39.38%            36.56%          39.33%          19.61%          24.79%


*      Total return is not annualized.
**     Annualized.
***    Actual net investment loss per share is (.003).
+      For the period January 2, 1997 (effective date) to October 31, 1997.
++ Based on average weighted shares outstanding effective year ended October 31, 1999.


 28             See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)


TEMPLETON PACIFIC GROWTH FUND                               COUNTRY          SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 78.9%
AIRLINES 1.1%
Singapore Airlines Ltd. ...................               Singapore           52,030          $     414,183
                                                                                                  ---------
BANKS 9.4%
Australia & New Zealand Banking Group Ltd..               Australia          122,000                872,982
DBS Group Holdings Ltd. ...................               Singapore          129,314              1,128,791
HSBC Holdings PLC. ........................               Hong Kong           96,320              1,222,680
Overseas Union Bank Ltd. ..................               Singapore          102,423                399,233
                                                                                                  ---------
                                                                                                  3,623,686
                                                                                                  ---------
COMPUTERS & PERIPHERALS 4.0%
NEC Corp. .................................                 Japan             56,000              1,022,220
Toshiba Corp. .............................                 Japan             76,000                498,936
                                                                                                  ---------
                                                                                                  1,521,156
                                                                                                  ---------
CONSTRUCTION & ENGINEERING 1.6%
Kurita Water Industries Ltd. ..............                 Japan             43,000                618,885
                                                                                                  ---------
CONSTRUCTION MATERIALS 2.5%
Cheung Kong Infrastructure Holdings Ltd. ..               Hong Kong          223,000                354,558

Gujarat Ambuja Cements Ltd., GDR, Reg S ...                 India            160,720                594,664
                                                                                                  ---------
                                                                                                    949,222
                                                                                                  ---------
DIVERSIFIED FINANCIALS 3.5%
Nomura Securities Co. Ltd. ................                 Japan             64,000              1,352,167
                                                                                                  ---------

DIVERSIFIED TELECOMMUNICATION SERVICES 7.7%
Korea Telecom Corp., ADR ..................              South Korea          31,250                863,438
Nippon Telegraph & Telephone Corp. ........                 Japan                216              1,372,566
Telecom Corp. of New Zealand Ltd. .........              New Zealand         262,890                707,699
                                                                                                  ---------
                                                                                                  2,943,703
                                                                                                  ---------
ELECTRIC UTILITIES 3.5%
CLP Holdings Ltd. .........................               Hong Kong           87,100                365,197
Korea Electric Power Corp. ................              South Korea          55,610                960,613
                                                                                                  ---------
                                                                                                  1,325,810
                                                                                                  ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS 3.9%
Dae Duck Electronics Co. Ltd. .............              South Korea          91,300                696,708
Hitachi Ltd. ..............................                 Japan             83,200                806,845
                                                                                                  ---------
                                                                                                  1,503,553
                                                                                                  ---------
GAS UTILITIES 1.5%
Gas Authority of India Ltd., GDR, 144A ....                 India             86,940                586,845
                                                                                                  ---------

HOUSEHOLD DURABLES 4.8%
Matsushita Electric Industrial Co. Ltd. ...                 Japan             64,000              1,067,228
Sangetsu Co. Ltd. .........................                 Japan             27,000                358,441
Sony Corp. ................................                 Japan              5,400                403,902
                                                                                                  ---------
                                                                                                  1,829,571
                                                                                                  ---------
INSURANCE .1%
Yasuda Fire & Marine Insurance Co. Ltd. ...                 Japan              4,000                 24,479
                                                                                                  ---------

FRANKLIN TEMPLETON INTERNATIONAL TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)


TEMPLETON PACIFIC GROWTH FUND                               COUNTRY               SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MACHINERY 3.5%
Komatsu Ltd. ..........................                 Japan                     234,000          $ 1,325,940
                                                                                                   -----------
MEDIA .9%
South China Morning Post Ltd. .........               Hong Kong                   550,000              352,609
                                                                                                    ----------

METALS & MINING 4.6%
BHP Ltd. ..............................               Australia                    97,000            1,066,157
Pohang Iron & Steel Co. Ltd. ..........              South Korea                    9,320              693,516
                                                                                                    ----------
                                                                                                     1,759,673
                                                                                                    ----------
MULTILINE RETAIL .9%
Takashimaya Co. Ltd. ..................                 Japan                      47,551              336,804
                                                                                                     ---------
PAPER & FOREST PRODUCTS 1.0%
Carter Holt Harvey Ltd. ...............              New Zealand                  485,588              366,336
                                                                                                    ----------

PHARMACEUTICALS 2.9%
Ono Pharmaceutical Co. Ltd. ...........                 Japan                      31,000            1,111,669
                                                                                                    ----------

REAL ESTATE 13.3%
Amoy Properties Ltd. ..................               Hong Kong                   928,500              964,335
Cheung Kong Holdings Ltd. .............               Hong Kong                   115,300            1,286,203
City Developments Ltd. ................               Singapore                   103,250              362,778
Lend Lease Corp. Ltd. .................               Australia                   135,914              972,545
New World Development Co. Ltd. ........               Hong Kong                   450,664              560,513
Sun Hung Kai Properties Ltd. ..........               Hong Kong                   104,000              966,791
                                                                                                    ----------
                                                                                                     5,113,165
                                                                                                    ----------
ROAD & RAIL 1.9%
East Japan Railway Co. ................                 Japan                         134              746,282
                                                                                                    ----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.4%
Samsung Electronics Co. Ltd. ..........              South Korea                   7,500             1,304,100
                                                                                                    ----------
SPECIALTY RETAIL 1.5%
Giordano International Ltd. ...........               Hong Kong                 1,124,000              583,690
                                                                                                    ----------
TRADING COMPANIES & DISTRIBUTORS 1.4%
Mitsubishi Corp. ......................                 Japan                      72,000              542,035
                                                                                                    ----------
TOTAL COMMON STOCKS (COST $30,216,470)                                                              30,235,563
                                                                                                    ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Statement of Investments, April 30, 2001 (unaudited)(cont.)

                                                                                                        PRINCIPAL
TEMPLETON PACIFIC GROWTH FUND                                                       COUNTRY              AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) REPURCHASE AGREEMENTS 21.3%
    Barclays Bank PLC, 4.48%, 5/01/01 (Maturity Value $2,728,339)
      Collateralized by U.S. Treasury Bills, Notes and Bonds and U.S.
      Government Agency Securities ..........................................     United States       $ 2,728,000       $ 2,728,000
    Deutsche Bank AG, 4.45%, 5/01/01 (Maturity Value $2,728,337)
     Collateralized by U.S. Treasury Bills, Notes and Bonds and U.S.
     Government Agency Securities ...........................................     United States         2,728,000         2,728,000
    Dresdner Bank AG, 4.45%, 5/01/01 (Maturity Value $2,728,337)
     Collateralized by U.S. Treasury Bills, Notes and Bonds and U.S.
     Government Agency Securities ...........................................     United States         2,728,000         2,728,000
                                                                                                                        -----------
    TOTAL REPURCHASE AGREEMENTS (COST $8,184,000) ............................                                            8,184,000
                                                                                                                        -----------
    TOTAL INVESTMENTS (COST $38,400,470) 100.2% ..............................                                           38,419,563
    OTHER ASSETS, LESS LIABILITIES (.2%) .....................................                                              (58,914)
                                                                                                                        -----------
    TOTAL NET ASSETS 100.0% ..................................................                                          $38,360,649
                                                                                                                        ===========

(a) At April 30, 2001, all repurchase agreements held by the fund had bad beeen entered into on the last business day of the month.


                      See notes to financial statements.                     31

FRANKLIN  TEMPLETON  INTERNATIONAL  TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

                                                       TEMPLETON            TEMPLETON
                                                    FOREIGN SMALLER          PACIFIC
                                                     COMPANIES FUND        GROWTH FUND
                                                     ---------------------------------
Assets:
     Investments in securities:
          Cost ..............................        $ 77,512,775         $ 30,216,470
                                                     ---------------------------------
          Value .............................          84,996,946           30,235,563
     Repurchase agreements, at value and cost           2,074,000            8,184,000
     Cash ...................................             124,632               10,056
     Receivables:
          Investment securities sold ........             497,038              151,253
          Beneficial shares sold ............           1,236,579              663,290
          Dividends and interest ............             834,626               79,092
                                                     ---------------------------------
               Total assets .................          89,763,821           39,323,254
                                                     ---------------------------------
Liabilities:
     Payables:
          Beneficial shares redeemed ........           4,123,976              824,534
          To affiliates .....................             154,603               74,530
          To shareholders ...................              36,026               10,915
     Accrued expenses .......................              70,214               52,626
                                                     ---------------------------------
               Total liabilities ............           4,384,819              962,605
                                                     ---------------------------------
Net assets, at value ........................        $ 85,379,002         $ 38,360,649
                                                     =================================
Net assets consist of:
     Undistributed net investment income ....        $    113,379         $    (85,591)
     Net unrealized appreciation ............           7,484,171               19,093
     Accumulated net realized loss ..........          (2,143,163)         (14,290,623)
     Beneficial shares ......................          79,924,615           52,717,770
                                                     ---------------------------------
Net assets, at value ........................        $ 85,379,002         $ 38,360,649
                                                     =================================

                       See notes to financial statements.

FRANKLIN  TEMPLETON  INTERNATIONAL  TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2001 (UNAUDITED)

                                                                    TEMPLETON        TEMPLETON
                                                                 FOREIGN SMALLER      PACIFIC
                                                                 COMPANIES FUND     GROWTH FUND
                                                                 -------------------------------
CLASS A:
     Net assets, at value ................................        $76,713,841        $30,773,596
                                                                 ===============================
     Shares outstanding ..................................          5,488,135          4,395,059
                                                                 ===============================
     Net asset value per share ...........................             $13.98              $7.00
                                                                 ===============================
     Maximum offering price per share
          (Net asset value per share / 94.25%) ...........             $14.83              $7.43
                                                                 ===============================
CLASS B:
     Net assets, at value ................................        $   555,226
                                                                 ============
     Shares outstanding ..................................             40,075
                                                                 ============
     Net asset value and maximum offering price per share*             $13.85
                                                                 ============
CLASS C:
     Net assets, at value ................................        $   935,548        $ 6,741,826
                                                                 ===============================
     Shares outstanding ..................................             67,293            974,915
                                                                 ===============================
     Net asset value per share* ..........................             $13.90              $6.92
                                                                 ===============================
     Maximum offering price per share
          (Net asset value per share / 99.00%) ...........             $14.04              $6.99
                                                                 ===============================
ADVISOR CLASS:
     Net assets, at value ................................        $ 7,174,387         $  845,227
                                                                 ===============================
     Shares outstanding ..................................            512,936            119,279
                                                                 ===============================
     Net asset value and maximum offering price per share              $13.99              $7.09
                                                                 ===============================

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

FRANKLIN  TEMPLETON  INTERNATIONAL  TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                                                        TEMPLETON            TEMPLETON
                                                                     FOREIGN SMALLER          PACIFIC
                                                                      COMPANIES FUND        GROWTH FUND
                                                                      ---------------------------------
Investment Income:
     Dividends* ...............................................        $ 1,321,056         $   279,042
     Interest .................................................            108,152             109,589
                                                                      ---------------------------------
          Total investment income .............................          1,429,208             388,631
                                                                      ---------------------------------
Expenses:
     Management fees (Note 3) .................................            468,356             202,337
     Distribution fees (Note 3)
          Class A .............................................             88,627              33,783
          Class B .............................................              2,379                  --
          Class C .............................................              4,841              30,915
     Transfer agent fees (Note 3) .............................            120,400              92,500
     Custodian fees ...........................................             25,600              14,500
     Reports to shareholders ..................................              3,200               2,000
     Registration and filing fees .............................             40,600              88,500
     Professional fees ........................................             14,050               6,410
     Trustees' fees and expenses ..............................              3,000               1,600
     Other ....................................................                200                 455
                                                                      ---------------------------------
          Total expenses ......................................            771,253             473,000
                                                                      ---------------------------------
               Net investment income (loss) ...................            657,955             (84,369)
                                                                      ---------------------------------
Realized and unrealized gains (losses):
     Net realized gain (loss) from:
          Investments .........................................         (2,122,294)         (8,467,212)
          Foreign currency transactions .......................                 --               3,030
                                                                      ---------------------------------
               Net realized loss ..............................         (2,122,294)         (8,464,182)
               Net unrealized appreciation on investments .....          2,908,466           3,877,397
                                                                      ---------------------------------
Net realized and unrealized gain (loss) .......................            786,172          (4,586,785)
                                                                      ---------------------------------
Net increase (decrease) in net assets resulting from operations        $ 1,444,127         $(4,671,154)
                                                                      =================================

*Net of foreign taxes of $220,909 and $29,804 for the Foreign Smaller Companies Fund and Pacific Growth Fund, respectively.

                       See notes to financial statements.

FRANKLIN  TEMPLETON  INTERNATIONAL  TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         TEMPLETON                           TEMPLETON
                                                               FOREIGN SMALLER COMPANIES FUND           PACIFIC GROWTH FUND
                                                           -------------------------------------------------------------------------
                                                             SIX MONTHS                            SIX MONTHS
                                                                ENDED                                 ENDED
                                                            APRIL 30, 2001      YEAR ENDED       APRIL 30, 2001        YEAR ENDED
                                                             (UNAUDITED)     OCTOBER 31, 2000      (UNAUDITED)      OCTOBER 31, 2000
                                                           -------------------------------------------------------------------------
Increase (decrease) in net assets:
     Operations:
          Net investment income (loss) ................    $     657,955      $   2,308,003      $     (84,369)     $     146,187
          Net realized gain (loss) from investments and
            foreign currency transactions .............       (2,122,294)        14,548,513         (8,464,182)           770,198
          Net unrealized appreciation (depreciation) on
            investments ...............................        2,908,466        (11,824,278)         3,877,397         (4,169,015)
                                                           -------------------------------------------------------------------------
               Net increase (decrease) in net assets
                 resulting from operations ............        1,444,127          5,032,238         (4,671,154)        (3,252,630)
Distributions to shareholders from:
     Net investment income:
          Class A .....................................       (2,170,988)        (1,763,733)          (143,380)                --
          Class B .....................................          (10,218)            (4,990)                --                 --
          Class C .....................................          (18,000)            (9,121)                --                 --
          Advisor Class ...............................         (216,688)          (212,793)            (7,888)                --
     Net realized gains:
          Class A .....................................         (540,757)                --                 --                 --
          Class B .....................................           (3,172)                --                 --                 --
          Class C .....................................           (5,757)                --                 --                 --
          Advisor Class ...............................          (50,736)                --                 --                 --
                                                           -------------------------------------------------------------------------
     Total distributions to shareholders ..............       (3,016,316)        (1,990,637)          (151,268)                --
     Beneficial share transactions (Note 2):
          Class A .....................................      (21,141,576)        (6,646,240)       (24,847,644)       (11,738,363)
          Class B .....................................           90,868            297,472                 --                 --
          Class C .....................................           44,100            285,857            123,144         (2,777,205)
          Advisor Class ...............................       (3,305,485)           928,319           (275,412)        (6,385,974)
                                                           -------------------------------------------------------------------------
     Total beneficial share transactions ..............      (24,312,093)        (5,134,592)       (24,999,912)       (20,901,542)
               Net decrease in net assets .............      (25,884,282)        (2,092,991)       (29,822,334)       (24,154,172)
Net assets:
     Beginning of period ..............................      111,263,284        113,356,275         68,182,983         92,337,155
                                                           -------------------------------------------------------------------------
     End of period ....................................    $  85,379,002      $ 111,263,284      $  38,360,649      $  68,182,983
                                                           =========================================================================
Undistributed net investment income included
  in net assets:
     End of period ....................................    $     113,379      $   1,871,318      $     (85,591)     $     150,046
                                                           =========================================================================

                       See notes to financial statements.

FRANKLIN  TEMPLETON  INTERNATIONAL  TRUST
Notes to Financial Statements (unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two Funds. The Funds and their investment policies are:

Templeton Foreign Smaller Companies Fund -- Seeks to achieve long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in equity securities of smaller capitalization companies outside the United States.

Templeton Pacific Growth Fund -- Seeks to achieve long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in equity securities that trade on Pacific Rim markets as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.

The following summarizes the Funds' significant accounting policies.

a.  SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b.  FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underling securities marked to market daily to maintain coverage of at least 100%. At April 30, 2001, all underlying repurchase agreements held by the Funds had been entered into on that date.

FRANKLIN  TEMPLETON  INTERNATIONAL  TRUST
Notes to Financial Statements (unaudited) (continued)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d.  FOREIGN CURRENCY CONTRACTS:

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e.  INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

f.  SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  BENEFICIAL SHARES

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FUND                                                           CLASS
--------------------------------------------------------------------------------
Templeton Foreign Smaller Companies Fund                       A, B, C & Advisor
Templeton Pacific Growth Fund                                  A, C & Advisor

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (CONT.)

At April 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                      TEMPLETON                                 TEMPLETON
                                            FOREIGN SMALLER COMPANIES FUND                  PACIFIC GROWTH FUND
                                          ------------------------------------------------------------------------------
                                              SHARES              AMOUNT                SHARES               AMOUNT
                                          ------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2001
Shares sold ....................            9,452,646         $ 134,196,525            24,610,715         $ 187,136,054
Shares issued on reinvestment of              168,697             2,358,387                16,243               126,858
distributions...................
Shares redeemed ................          (11,011,271)         (157,696,488)          (27,352,197)         (212,110,556)
                                          ------------------------------------------------------------------------------
Net decrease ...................           (1,389,928)        $ (21,141,576)           (2,725,239)        $ (24,847,644)
                                          ==============================================================================
Year ended October 31, 2000
Shares sold ....................           40,601,117         $ 629,952,891            82,695,936         $ 824,492,810
Shares issued on reinvestment of              103,437             1,558,181                    --                    --
distributions...................
Shares redeemed ................          (40,943,186)         (638,157,312)          (82,745,286)         (836,231,173)
                                          ------------------------------------------------------------------------------
Net decrease ...................             (238,632)        $  (6,646,240)              (49,350)        $ (11,738,363)
                                          ==============================================================================
CLASS B SHARES:
Six months ended April 30, 2001
Shares sold ....................                8,849         $     124,198
Shares issued on reinvestment of                  814                11,310
distributions...................
Shares redeemed ................               (3,323)              (44,640)
                                          ----------------------------------
Net increase ...................                6,340         $      90,868
                                          ==================================
Year ended October 31, 2000
Shares sold ....................               24,753         $     373,853
Shares issued on reinvestment of                  289                 4,348
distributions...................
Shares redeemed ................               (5,288)              (80,729)
                                          ----------------------------------
Net increase ...................               19,754         $     297,472
                                          ==================================
CLASS C SHARES:
Six months ended April 30, 2001
Shares sold ....................              196,088         $   2,785,873             1,790,098         $  12,820,434
Shares issued on reinvestment of                1,468                20,472                    --                    --
distributions...................
Shares redeemed ................             (192,680)           (2,762,245)           (1,741,651)          (12,697,290)
                                          ------------------------------------------------------------------------------
Net increase ...................                4,876         $      44,100                48,447         $     123,144
                                          ==============================================================================
Year ended October 31, 2000
Shares sold ....................              469,911         $   7,278,245             3,068,804         $  31,768,714
Shares issued on reinvestment of                  537                 8,095                    --                    --
distributions...................
Shares redeemed ................             (451,942)           (7,000,483)           (3,317,099)          (34,545,919)
                                          ------------------------------------------------------------------------------
Net increase (decrease) ........               18,506         $     285,857              (248,295)        $  (2,777,205)
                                          ==============================================================================

FRANKLIN  TEMPLETON  INTERNATIONAL  TRUST
Notes to Financial Statements (unaudited) (continued)

2.  BENEFICIAL SHARES (CONT.)

                                                                  TEMPLETON                                 TEMPLETON
                                                        FOREIGN SMALLER COMPANIES FUND               FUND PACIFIC GROWTH FUND
                                                        --------------------------------------------------------------------------
                                                           SHARES             AMOUNT                 SHARES             AMOUNT
                                                        --------------------------------------------------------------------------
ADVISOR CLASS SHARES:
Six months ended April 30, 2001
Shares sold ..................................              75,535         $  1,041,098              237,579         $  1,956,476
Shares issued on reinvestment of distributions              16,260              227,319                1,000                7,888
Shares redeemed ..............................            (320,136)          (4,573,902)            (271,650)          (2,239,776)
                                                        --------------------------------------------------------------------------
Net decrease .................................            (228,341)        $ (3,305,485)             (33,071)        $   (275,412)
                                                        ==========================================================================
Year ended October 31, 2000
Shares sold ..................................             315,759         $  4,931,871            1,466,324         $ 14,980,018
Shares issued on reinvestment of distributions              12,803              192,583                   --                   --
Shares redeemed ..............................            (268,275)          (4,196,135)          (2,017,062)         (21,365,992)
                                                        --------------------------------------------------------------------------
Net increase (decrease) ......................              60,287         $    928,319             (550,738)        $ (6,385,974)
                                                        ==========================================================================

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:

ANNUALIZED
 FEE RATE                    AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
  1.00%                      First $100 million
  0.90%                      Over $100 million, up to and including $250 million
  0.80%                      Over $250 million, up to and including $500 million
  0.75%                      Over $500 million

Under a subadvisory agreement, Templeton Investment Counsel, LLC (TIC) provides subadvisory services to the Templeton Foreign Smaller Companies Fund and receives from Advisers fees based on the average daily net assets of the Fund. Under an agreement with TIC, Templeton Asset Management Ltd. (TAML) provides subadvisory services to TIC and receives from TIC fees based on the average daily net assets of the Fund.

Under a subadvisory agreement, TAML provides subadvisory services to the Templeton Pacific Growth Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Templeton Foreign Smaller Companies Fund reimburses Distributors for costs incurred in marketing the Fund' s shares up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Templeton Pacific Growth Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

Distributors paid net commissions on sales of the Fund's shares and received contingent deferred sales charges for the period ended April 30, 2001 as follows:

                                                   TEMPLETON          TEMPLETON
                                                FOREIGN SMALLER        PACIFIC
                                                 COMPANIES FUND      GROWTH FUND
                                                --------------------------------
Total commissions paid ......................       $107,479          $ 17,314
Contingent deferred charge sales ............       $ 22,902          $ 11,852

4.  INCOME TAXES

The cost of securities for income tax purposes is $80,071,400 for Templeton Foreign Smaller Companies and $38,428,550 for Templeton Pacific Growth Fund. At April 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                               TEMPLETON             TEMPLETON
                                            FOREIGN SMALLER           PACIFIC
                                             COMPANIES FUND         GROWTH FUND
                                            ------------------------------------
Unrealized appreciation .................     $ 18,564,263         $  3,414,450
Unrealized depreciation .................      (11,564,717)          (3,423,437)
                                            ------------------------------------
Net unrealized appreciation
  (depreciation) ........................     $  6,999,546         $     (8,987)
                                            ====================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and foreign currency transactions.

At October 31, 2000, the Funds had tax basis capital losses which may be carried over to offset future capital gains as follows:

                                                TEMPLETON             TEMPLETON
                                             FOREIGN SMALLER           PACIFIC
                                              COMPANIES FUND         GROWTH FUND
                                             -----------------------------------
Capital loss carryover expiring in:
2006 .....................................         $--                $5,811,328

5.  INVESTMENT TRANSACTION

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2001 were as follows:

                                               TEMPLETON              TEMPLETON
                                            FOREIGN SMALLER            PACIFIC
                                             COMPANIES FUND          GROWTH FUND
                                            ------------------------------------
Purchases ...............................     $14,989,715            $14,316,808
Sales ...................................     $26,088,812            $23,734,284

40